Exhibit 99.1

Press Release
www.shire.com

Annual Information Update

April 1, 2009 – Shire plc (LSE: SHP, NASDAQ: SHPGY), the global specialty biopharmaceutical company, is pleased to provide its Annual Information Update in accordance with the requirements of Prospectus Rule 5.2. This is in relation to information that has been published or made available to the public between May 23, 2008 and March 31, 2009.

The information referred to in this Annual Information Update was correct at the time the information was published, but some information may now be out of date.  The information appears by way of record and the Company is under no obligation to update it.

1.	Announcements made via a RIS

The documents listed below were published via a Regulatory Information Service on or around the dates indicated.

Date	Announcement
31-Mar-09	Shire and GlaxoSmithKline enter agreement to co-promote VYVANCE® (lisdexamfetamine dimesylate) CII for the treatment of adults with ADHD
25-Mar-09	Publication of Shire plc’s Annual Report 2008
20-Mar-09	Shire files lawsuit against Mylan for infringement of FOSRENOL® (lanthanum carbonate) patent
19-Mar-09	Notification of major interests in shares
16-Mar-09	Shire files lawsuit against Barr Laboratories for infringement of FOSRENOL® (lanthanum carbonate) patents
16-Mar-09	Shire withdraws European Application of for DAYTRANA™
12-Mar-09	Notification of major interests in shares
11-Mar-09	Shire announces Launch of FOSRENAL® in Japan
09-Mar-09	Notification of major interests in shares
05-Mar-09	Notification of major interests in shares
02-Mar-09	Elections for interim dividend in respect of the six months to December 31, 2008
02-Mar-09	Total Voting Rights
23-Feb-09	Director/PDMR Shareholding
23-Feb-09	Director/PDMR Shareholding
20-Feb-09	Shire to enter European ADHD market with the acquisition of EQUASYM® IR and XL
20-Feb-09	Shire Announces Opening of Office in Japan
19-Feb-09	Shire delivers excellent growth for the year, with the new product portfolio achieving sales of $1bn
09-Feb-09	Shire Receives FOSRENOL Paragraph IV Notice Letters from Barr Laboratories and Mylan
09-Feb-09	Full Year 2008 results date notification – 19 February 2009
05-Feb-09	Change to Director's details
02-Feb-09	Total Voting Rights
05-Jan-09	Total Voting Rights
17-Dec-08	Director/PDMR Shareholding
01-Dec-08	Total Voting Rights
25-Nov-08	Block Listing Six Monthly Return
25-Nov-08	Director/PDMR Shareholding
18-Nov-08	Investor seminar
12-Nov-08	Confirmation of HGT business day - 18th November 2008
07-Nov-08	Director/PDMR Shareholding

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

05-Nov-08	Shire successfully settles former TKT shareholder appraisal rights litigation
04-Nov-08	Directors/PDMR Shareholding
03-Nov-08	Total Voting Rights
29-Oct-08	Shire’s new product portfolio delivers strong quarterly performance
15-Oct-08	Third quarter 2008 results date notification – 29 October 2008
01-Oct-08	CHANGE OF NAME TO SHIRE PLC
01-Oct-08	Total Voting Rights
01-Oct-08	Notification of Acquisition of American Depository Shares by PDMR
25-Sep-08	Correction - Results of the Annual General Meeting held on September 24, 2008
24-Sep-08	Results of the Annual General Meeting held on September 24, 2008
23-Sep-08	Director/PDMR Shareholding
12-Sep-08	Notification of Acquisition of American Depository Shares by PDMR
08-Sep-08	Notification of major interests in shares
01-Sep-08	Total Voting Rights
01-Sep-08	Elections for interim dividend in respect of the half year for the six months ended June, 30 2008
22-Aug-08	Notice of the 2008 Annual General Meeting and Proxy Card
13-Aug-08	Shire announces holding of 81% in JERINI AG and publication of offer document
07-Aug-08	Half Yearly Report
06-Aug-08	Notification of Acquisition of Shares by Director/PDMR
06-Aug-08	Director/PDMR Shareholding
04-Aug-08	Notification of Acquisition of American Depository Shares by a Director/PDMR
04-Aug-08	Director/PDMR Shareholding
04-Aug-08	Notification of Acquisition of American Depository Shares by a Director/PDMR
31-Jul-08	Shire delivers strong quarter: driven by $243m of new product sales. Revenue guidance upgraded.
30-Jul-08	Notification of major interests in shares
30-Jul-08	Notification of major interests in shares
24-Jul-08	Notification of major interests in shares
21-Jul-08	Robin Buchanan to step down as non-executive director on completion of term of office
15-Jul-08	Jerini Receives European Commission Approval for FIRAZYR® (Icatibant) in the Treatment of HAE
04-Jul-08	Second quarter 2008 results date notification - 31 July 2008
03-Jul-08	Shire to add new orphan drug to its HGT portfolio – EU launch imminent
01-Jul-08	Total Voting Rights
19-Jun-08	Notification of major interests in shares
19-Jun-08	Director/PDMR Shareholding
16-Jun-08	Notification of Acquisition of American Depository Shares by PDMR
11-Jun-08	Purchase of Shares by Employee Benefit Trust
10-Jun-08	Graham Hetherington appointed Chief Financial Officer and Board Director at Shire
01-Jun-08	Total Voting Rights
28-May-08	Purchase of Shares by Employee Benefit Trust
28-May-08	Notification of major interests in shares
27-May-08	Shire Announces Approval of ELAPRASE® (idursulfase) in Brazil
23-May-08	Application for Listing of Shire Limited Ordinary Shares

2.	Documents filed with the Securities and Exchange Commission (“SEC”)

The Company submitted filings to the SEC in compliance with its obligations under national laws and rules dealing with the regulation of securities, issuers of securities and securities markets by virtue of having American Depository shares admitted to trading on the NASDAQ.  Full details of these filings can be found on the SEC’s website at www.sec.gov.

3.         Documents filed with Companies Registry, Jersey

Date of Delivery	Document

27-Feb-09	Annual return
01-Oct-08	Certificate of change of name from Shire Limited to Shire plc
01-Oct-08
Special resolutions passed on 24 September 2008 re: (i) authority to allot shares; (ii) authority to make market purchases of the Company's own shares (iii) change of name of the Company; and (iv) adoption of amended memorandum and articles of association of the Company to reflect the change of name

11-Jun-08	Act of Court and Minute in connection with the reduction of amounts standing to the Company's share premium account.

4.         Documents sent to Shareholders

The following documents were published and sent to shareholders, and are available on the Company’s website.

Date of Delivery	Document

27-Mar-09	Annual Report and Accounts for the year ended December 31, 2008
27-Mar-09	Notice of 2009 Annual General Meeting
22-Aug-08	Notice of 2008 Annual General Meeting

A copy of this Annual Information Update and copies of the documents referred to in it can be obtained from the Deputy Company Secretary at the Company’s registered office.

Tony Guthrie
Deputy Company Secretary

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 617 551 9715

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit hyperactivity disorder (ADHD), human genetic therapies (HGT) and gastrointestinal (GI) diseases as well as opportunities in other therapeutic areas to the extent they arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in specialist markets with strong intellectual property protection and global rights.  Shire believes that a carefully selected and balanced portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com